Exhibit 99.B(a)(1)

Consent of Independent Registered Public Accounting Firm

The Board of Directors

SEI Asset Allocation Trust:

We consent to the use of our reports dated June 1, 2010, with respect to the financial statements of Diversified Conservative Income Fund and Conservative Strategy Fund, each a fund in the SEI Asset Allocation Trust, as of March 31, 2010, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” and “Miscellaneous” in the Registration Statement on Form N-14.

/s/ KPMG LLP

Philadelphia, Pennsylvania

October 8, 2010

Consent of Independent Registered Public Accounting Firm

The Board of Directors

SEI Asset Allocation Trust:

We consent to the use of our reports dated June 1, 2010, with respect to the financial statements of Diversified Conservative Fund and Moderate Strategy Fund, each a fund in the SEI Asset Allocation Trust, as of March 31, 2010, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” and “Miscellaneous” in the Registration Statement on Form N-14.

/s/ KPMG LLP

Philadelphia, Pennsylvania

October 8, 2010

Consent of Independent Registered Public Accounting Firm

The Board of Directors

SEI Asset Allocation Trust:

We consent to the use of our reports dated June 1, 2010, with respect to the financial statements of Diversified Market Growth Fund (formerly, Diversified Global Moderate Fund), Diversified Moderate Growth Fund, and Market Growth Fund, each a fund in the SEI Asset Allocation Trust, as of March 31, 2010, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” and “Miscellaneous” in the Registration Statement on Form N-14.

/s/ KPMG LLP

Philadelphia, Pennsylvania

October 8, 2010

Consent of Independent Registered Public Accounting Firm

The Board of Directors

SEI Asset Allocation Trust:

We consent to the use of our reports dated June 1, 2010, with respect to the financial statements of Diversified Aggressive Growth Fund (formerly, Diversified Global Growth Fund), Diversified Aggressive Stock Fund (formerly, Diversified Global Stock Fund), Diversified U.S. Stock Fund, and Aggressive Strategy Fund, each a fund in the SEI Asset Allocation Trust, as of March 31, 2010, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” and “Miscellaneous” in the Registration Statement on Form N-14.

/s/ KPMG LLP

Philadelphia, Pennsylvania

October 8, 2010